                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each director and officer whose signature appears below hereby constitutes and appoints Steven S. Elbaum and Bragi F. Schut, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, to sign on his behalf individually and in any and all capacities any and all amendments (including post-effective amendments) to a Registration Statement on Form S-4 (or other appropriate form) and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do all such other acts and things requisite or necessary to be done, and to execute all such other documents as they, or either of them, may deem necessary or desirable in connection with the foregoing, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-if-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

                  SIGNATURE                                        TITLE                              DATE
---------------------------------------------  ----------------------------------------------  ------------------

             /s/STEVEN S. ELBAUM               Chairman of the Board and Chief Executive
              Steven S. Elbaum                  Officer (prinicpal executive officer)           August 16, 1995

                                               Chief Financial Officer and
            /s/DAVID S. ALDRIDGE                Treasurer (principal financial and accounting   August 16, 1995
              David S. Aldridge                 officer)

          /s/KENNETH G. BYERS, JR.
            Kenneth G. Byers, Jr.              Director                                         August 16, 1995

            /s/RANDOLPH HARRISON
              Randolph Harrison                Director                                         August 16, 1995

             /s/JOHN C. JANSING
               John C. Jansing                 Director                                         August 16, 1995

          /s/ERNEST C. JANSON, JR.
            Ernest C. Janson, Jr.              Director                                         August 16, 1995

             /s/JAMES R. KANELY
               James R. Kanely                 Director                                         August 16, 1995

              /s/GENE E. LEWIS
                Gene E. Lewis                  Director                                         August 16, 1995

              /s/BRAGI F. SCHUT
               Bragi F. Schut                  Director                                         August 16, 1995